SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Short Duration High Income Fund
The following information replaces similar information in the “Class A Shares” sub-section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUND” in the fund’s prospectus.
Class A shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price[1,2]	Front-end sales charge as a % of your net investment[2]
Under $100,000	2.75%	2.83%
$100,000–$249,999	2.50	2.56
$250,000 or more	see below	see below
[1]	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
You may be able to lower your Class A sales charge if:
■	you indicate your intent in writing to invest at least $100,000 in any share class of any retail Deutsche fund (excluding direct purchase of Deutsche money market funds) over the next 24 months (Letter of Intent);
■	your holdings in all share classes of any retail Deutsche fund (excluding shares in Deutsche money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you’re investing now in Class A shares is at least $100,000 (Cumulative Discount); or
■	you are investing a total of $100,000 or more in any share class of two or more retail Deutsche funds (excluding direct purchases of Deutsche money market funds) on the same day (Combined Purchases).
The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Deutsche funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit deutschefunds.com, refer to the section entitled “Purchase and Redemption of Shares” in the fund’s Statement of Additional Information or consult with your financial advisor. Certain intermediaries may provide different sales charge discounts which are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
In certain circumstances listed below, you may be able to buy Class A shares without a sales charge. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus. Your financial advisor or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.

Please Retain This Supplement for Future Reference
January 5, 2018
PROSTKR-996